SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 31, 1999

                             TOMPKINS TRUSTCO, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            New York                 1-12709                    16-1482357
           ----------               ---------                  ------------
 (State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                  Identification Number)


                P.O. Box 460, The Commons, Ithaca, New York 14851
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (607) 273-3210
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Tompkins Trustco, Inc. ("Tompkins", "Company" or "Registrant") hereby amends the following item of its Current Report on Form 8-K, dated December 23, 1999, and filed with the Securities and Exchange Commission on January 6, 2000, as set forth below. The purpose of that Report was to disclose, pursuant to Item 2, Tompkins' merger with Letchworth Independent Bancshares Corporation ("Letchworth"). As permitted by Sections (a)(4) and (b) of the Instructions to Item 7, the Report omitted the PRO FORMA financial information required by
Item 7(b). The purpose of this Amendment No. 1 is to file such PRO FORMA information, as well as certain updated historical interim, consolidated financial statements of Tompkins and Letchworth.

         On December 23, 1999, Tompkins completed the merger of Letchworth with and into the Company, in a transaction accounted for as a pooling of interests. The merger became effective as of December 31, 1999. Pursuant to such merger, the Company issued 0.685 shares of its common stock for each of the 3,376,409 shares of Letchworth common stock outstanding at the effective date of the merger. Previous disclosure of the merger was made.

ITEM 7.  FINANCIAL STATEMENTS

(a)           Tompkins incorporates by reference the documents listed below:

         o Tompkins Quarterly Report on Form 10Q for the quarter ended September 30, 1999

         o Letchworth Quarterly Report on Form 10Q for the quarter ended September 30, 1999

         All other historical information has previously been filed or included in or incorporated by reference in the Company's Registration Statement on Form S-4 (Registration No. 333-90411).

(b)      UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed combined financial statements present the condensed financial position of Tompkins and Letchworth as of December 31, 1999, assuming that the merger had occurred as of December 31, 1999, after giving effect to certain pro forma adjustments described in the accompanying notes. The unaudited pro forma condensed combined statement of condition at December 31, 1999 reflects nonrecurring charges of $1.5 million ($1.3 million after tax) that have been incurred related to transition costs (investment banking, legal, accounting, and printing), data processing arrangements and other costs incidental to the merger. The Letchworth consolidated December 31, 1999 statement of condition includes the effects of its 70.165% acquisition of Mahopac National, consummated on June 4, 1999. The acquisition was accounted for under the purchase method of accounting, and resulted in a core deposit intangible of $3.5 million and goodwill of $2.5 million. The following unaudited pro forma condensed combined statements of income for the year ended December 31, 1999 present the combined results of operations of Tompkins and Letchworth as if the merger had been consummated as of the first day of the period presented. The accompanying unaudited pro forma condensed combined statements of income for the year ended December 31, 1999 was prepared reflecting the acquisition by Letchworth of Mahopac National on June 4, 1999 and, accordingly, the Mahopac National results of operations subsequent to that date are included in the Letchworth operating results, adjusted for the effects of the minority interest. Pro forma earnings per share and weighted average common shares outstanding are based on the exchange ratio. Both Tompkins' and Letchworth's fiscal years end on December 31.

         The unaudited pro forma condensed combined financial statements were prepared giving effect to the merger on the pooling-of-interests accounting method. Under this method of accounting, the recorded assets, liabilities, stockholders' equity, income, and expense of Tompkins and Letchworth are combined and reflected at their historical amounts, except as noted in the accompanying notes. All adjustments necessary to arrive at a fair presentation of the combined financial condition and results of operations of Tompkins and Letchworth, in the opinion of the managements of the respective companies, have been included and are of a normal recurring nature.

         Tompkins expects to achieve certain merger benefits in the form of operating expense reductions and revenue enhancements. The unaudited pro forma condensed combined statements of income, which do not reflect any potential operating expense reductions or revenue enhancements that are expected to result from the merger, may not be indicative of the results of future operations. No assurance can be given with respect to the ultimate level of operating expense reductions or revenue enhancements.

         The unaudited pro forma condensed combined financial statements should be read in conjunction with, and are qualified in their entirety, by the historical consolidated financial statements and notes thereto of Tompkins and Letchworth. The unaudited pro forma condensed combined financial statements are presented for informational purposes only. These statements are not necessarily indicative of the combined financial position and results of operations that would have occurred if the merger had been consummated on December 31, 1999 or the beginning of the period or that may be attained in the future.

         All other required pro forma financial statements have been included in the Company's Registration Statement on Form S-4 (Registration No. 333-90411).

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF CONDITION                                         (in thousands)

                                                                                                         Pro forma        Tompkins
                                                                                                          Pooling         Letchworth
Year Ended as of December 31, 1999                                Tompkins              Letchworth      Adjustments      Combined
====================================================================================================================================
ASSETS
Cash and noninterest bearing balances due from banks               18,884                 17,054                             35,938
Federal funds sold                                                  3,600                 15,250                             18,850
Available-for-sale securities, at fair value                      193,499                100,700                            294,199
Held-to-maturity securities, at cost                               29,436                  1,539                             30,975
Loans and leases, net                                             437,248                318,134                            755,382
Less reserve for loan/lease losses                                  5,129                  4,099                              9,228
------------------------------------------------------------------------------------------------------------------------------------
NET LOANS                                                         432,119                314,035                            746,154

Bank premises and equipment, net                                    7,268                 13,879                             21,147
Corporate owned life insurance                                     12,678                    589                             13,267
Intangible assets                                                     200                  6,071                              6,271
Accrued interest and other assets                                  15,464                  6,414                             21,878
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      713,148                475,531                          1,188,679

LIABILITIES AND MINORITY INTEREST IN CONSOLIDATED
SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:savings and money market
Interest bearing:
Checking, savings and money market                                240,976                175,860                            416,836
Time                                                              212,294                164,077                            376,371
Non-interest bearing                                              100,178                 80,854                            181,032
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEPOSITS                                                    553,448                420,791                            974,239

Securities sold under agreements to repurchase                     56,721                  1,125                             57,846
Other borrowings                                                   30,100                 11,912                             42,012
Other liabilities                                                   9,259                  2,507                             11,766
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 649,528                436,335                          1,085,863

Minority interest in consolidated subsidiaries                      1,376                  4,816                              6,192

SHAREHOLDERS' EQUITY:
Common stock                                                          479                  3,477       (3,246) (2)              710
Surplus                                                            26,252                 12,820         1,476 (2)           40,548
Undivided profits                                                  40,276                 20,802             0 (2)           61,078
Accumulated other comprehensive loss                              (4,238)                  (507)             0 (2)          (4,745)
Treasury stock at cost                                              (525)                (1,770)         1,770 (2)            (525)
Unallocated ISOP/ESOP shares                                            0                  (442)                              (442)

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TOTAL SHAREHOLDERS' EQUITY                                         62,244                 34,380                             96,624
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TOTAL LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
SUBSIDIARIES AND SHAREHOLDERS EQUITY.                             713,148                475,531                          1,188,679
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to unaudited pro forma condensed combined financial statements.

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
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

YEAR END DECEMBER 31, 1999                                                                                                TOMPKINS/
                                                                                                      ELIMINATIONS/       LETCHWORTH
(in thousands except per share data)                                      TOMPKINS      LETCHWORTH     ADJUSTMENTS        COMBINED
=================================================================================================================================
INTEREST AND DIVIDEND INCOME
Loans                                                                      35,379        22,411                           57,790
Deposits with other banks                                                     -0-           -0-                              -0-
Federal funds sold                                                            187           793                              980
Available-for-sale securities                                              12,505         4,724                           17,229
Held-to-maturity securities                                                 1,618           -0-                            1,618
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INTEREST INCOME                                                      49,689        27,928                           77,617
INTEREST EXPENSE
Deposits:
Time certificates of deposit of $100,000 or more                            5,434         2,131                            7,565
Other deposits                                                             10,175         7,467                           17,642
Federal funds purchased and securities
  sold under agreements to repurchase                                       2,846             6                            2,852
Other borrowings                                                            2,123           369                            2,492
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INTEREST EXPENSE                                                     20,578         9,973                           30,551
---------------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME                                                        29,111        17,955                           47,066
Less Provision For Loan/Lease Losses                                          518           426                              944
---------------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN/LEASE LOSSES                  28,593        17,529                           46,122
OTHER INCOME
Trust and investment services income                                        4,131            29      (41)(3)               4,119
Service charges on deposit accounts                                         1,710         1,513                            3,223
Credit card merchant income                                                   440             8                              448
Other service charges                                                       1,993           275                            2,268
Increase in cash surrender valued of corporate owned life insurance           723           -0-                              723
Other operating income                                                        493           590                            1,083
Gain (Loss) on available-for-sale securities                                  -0-           (59)                             (59)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                          9,490         2,356      (41)                 11,805
OTHER EXPENSES
Salaries and wages                                                          9,061         6,070                           15,131
Pension and other employee benefits                                         2,332         1,137                            3,469
Net occupancy expense of bank premises                                      1,288           513                            1,801
Net furniture and fixture expense                                           1,120         1,135                            2,255
AMORTIZATION OF GOODWILL AND CORE DEPOSIT PREMIUM                             100           587                              687
MERGER AND ACQUISITION RELATED EXPENSES                                       674           789                            1,463
Other operating expenses                                                    5,530         4,025      (41)(3)               9,514
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                                       20,105        14,256      (41)                 34,320
---------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                           17,978         5,629                           23,607
Minority interest in consolidated subsidiaries                                155           403                              558
Income Taxes                                                                5,958         1,891                            7,849
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                 11,865         3,335                           15,200
=================================================================================================================================
Basic Earnings Per Share                                                    $2.46        $1.01           (1)              $2.15

Diluted Earnings Per Share                                                  $2.43        $1.00           (1)              $2.12

See accompanying notes to unaudited pro forma condensed combined financial statements.

                                       5

      TOMPKINS TRUSTCO, INC. LETCHWORTH INDEPENDENT BANCSHARES CORPORATION NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) Pro forma earnings per common share (EPS) have been calculated based upon the applicable weighted average number of shares of Tompkins plus the additional number of shares of Tompkins assumed to be issued in the merger in exchange for the weighted average outstanding shares of Letchworth common shares for each applicable period based upon an exchange ratio of 0.685.

(2) Entries to adjust capital accounts for the issuance of Tompkins shares at 0.685 exchange ratio, and adjust par value from $1.00 to $0.10. Letchworth treasury shares are retired.


         Authorized, issued, and outstanding share information at December 31, 1999 was as follows:

                                                               Tompkins/
                                                               Letchworth
                           Tompkins          Letchworth        Pro forma
                           ----------------------------------------------
                Common:
                Par Value    $0.10           $1.00            $0.10
                Authorized   15,000,000      5,000,000        15,000,000
                Issued        4,786,766      3,477,074         7,168,562
                Outstanding   4,759,103      3,376,409         7,071,943


(3) Adjustment to eliminate intercompany income and expense related to Tompkins' servicing of Letchworth's trust accounts, beginning in January 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TOMPKINS TRUSTCO, INC.



Date:  March 30, 2000                       By: /s/ JAMES J. BYRNES
                                                -------------------
                                               James J. Byrnes
                                               Chairman, President and
                                               Chief Executive Officer

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